UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2007

WILMINGTON TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14659	51-0328154

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wilmington Trust Corporation Rodney Square North 1100 North Market Street Wilmington, Delaware	19890

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(302) 651-1000

(Former names or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Wilmington Trust Corporation announced that Rodney P. Wood, its Executive Vice President of Wealth Advisory Services, has accepted a position as chief executive officer of Ford Estates, Inc. the single family office of the Ford family in Detroit, Michigan, effective October 1, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILMINGTON TRUST CORPORATION
Dated: September 19, 2007	By:	/s/ Ted T. Cecala
		Name:	Ted T. Cecala,
		Title:	Chairman of the Board and Chief Executive Officer (Authorized Officer)